UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2023
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KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange
Warrants to purchase common stock	KORE.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 6, 2023, KORE Group Holdings, Inc. (the “Company” or “KORE”) received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company’s warrants to purchase common stock (the “Warrants”) are no longer suitable for listing based on “abnormally low” price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual, and that the NYSE Regulation has determined to commence proceedings to delist the Warrants. Each Warrant is presently exercisable for one share of the Company’s common stock at an exercise price per share of $11.50, ticker symbol “KORE.WS”.

To effect the delisting, the NYSE will apply to the Securities and Exchange Commission to delist the Warrants, pending completion of applicable procedures. The Company does not intend to appeal the NYSE’s determination and, accordingly, the Company expects that the Warrants will be delisted.

Trading in the Company’s common stock, ticker symbol “KORE”, will continue on the NYSE and is unaffected by this action. The Notice does not affect KORE’s business operations or its reporting obligations with the Securities and Exchange Commission.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “intend”, “anticipate”, “believe”, “future”, “will,” “may” or “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although KORE believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, KORE’s ability to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE. Forward-looking statements speak only as of the date they are made. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports KORE files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. KORE has no obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, and does not undertake to do so except as required by law.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: December 6, 2023	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary